Income taxes	12 Months Ended
Dec. 31, 2021
Income Taxes
Income Taxes

17. Income taxes

The current income tax liability amounts to € nil at December 31, 2021 (December 31, 2020: € nil). No significant temporary differences exist between accounting and tax results. Realization of deferred tax assets is dependent on future earnings, if any, the timing and amount of which are uncertain. Accordingly, the Company has not yet recognized any deferred tax asset related to operating losses.

On October 5, 2020, the Dutch State Secretary for Finance submitted an amendment to the Tax Plan 2021 to the House of Representatives, which provides for changes in the loss offset rules. On May 28, 2021, the amendment was substantively enacted. Effective from January 1, 2022, losses may be carried forward indefinitely. However, the offset of losses will be limited in a given year against the first € 1 million of taxable profit. For taxable profit in excess of this amount, losses may only be offset up to 50% of this excess.